UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

KINDRED HEALTHCARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 22, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice, Proxy Statement, Proxy Card, Annual Report and Form 10-K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 8, 2008 to facilitate timely delivery.

To request material:    Internet: www.proxyvote.com     Telephone: 1-800-579-1639    **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

KINDRED HEALTHCARE, INC.
Vote In Person
KINDRED HEALTHCARE, INC 680 SOUTH FOURTH STREET LOUISVILLE, KY 40202

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Type:	Annual	Meeting Location:	Kindred Healthcare, Inc.
Meeting Date:	May 22, 2008		680 South Fourth Street
Meeting Time:	10:00 A.M., local time		Louisville, KY 40202

Driving Directions

From I-65 South: Cross the bridge into Kentucky and take I-64 West toward St. Louis. Take Exit 5B (Third Street) and go straight. Turn right on Broadway and go one block to the corner of Fourth Street and Broadway.

From I-65 North: Take Exit 136A (Broadway/Chestnut Street) and turn left on Broadway. Proceed to the corner of Fourth Street and Broadway.

From I-64 East: Take Exit 4 (Roy Wilkins Avenue) and go straight. Turn left on Broadway. Proceed to the corner of Fourth Street and Broadway.

From I-64 West: Take Exit 5B (Third Street) and go straight. Turn right on Broadway and go one block to the corner of Fourth Street and Broadway.

Voting items

The Board of Directors recommends a

vote FOR the following proposals:

1.	ELECTION OF DIRECTORS.
Nominees:
1a.	Edward L. Kuntz

1b.	Ann C. Berzin

1c.	Thomas P. Cooper, M.D.

1d.	Paul J. Diaz

1e.	Garry N. Garrison

1f.	Isaac Kaufman

1g.	John H. Klein

1h.	Eddy J. Rogers, Jr.

2.	PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 2001 STOCK INCENTIVE PLAN

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2008